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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-115180, 333-71690) and Form S-8 (No. 333-105493,
333-76808, 333-40160, 333-36068, 333-33358, 333-87309 and 333-89499) of IPIX
Corporation of our reports dated March 30, 2005 relating to the consolidated financial statements and the financial statement schedule, which appear in this Form 10-K.

/s/ ARMANINO McKENNA  LLP
San Ramon, California

March 30, 2005